Exhibit 99.1

NASDAQ: CLBK December 1, 2021

2 SAFE HARBOR STATEMENT THIS PRESENTATION CONTAINS FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC . ’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS . FORWARD - LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS SUCH AS “WILL,” “WOULD,” “SHOULD,” “COULD,” “MAY,” OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS . THESE FORWARD - LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME . ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS . ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD - LOOKING STATEMENTS AS A RESULT OF NUMEROUS FACTORS . THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS EXPRESSED IN THE FORWARD - LOOKING STATEMENTS : (I) THE BUSINESSES OF COLUMBIA AND RSI MAY NOT BE COMBINED SUCCESSFULLY, OR SUCH COMBINATION MAY TAKE LONGER THAN EXPECTED ; (II) THE COST SAVINGS FROM THE MERGER MAY NOT BE FULLY REALIZED OR MAY TAKE LONGER THAN EXPECTED TO BE REALIZED ; (III) OPERATING COSTS, CUSTOMER LOSS AND BUSINESS DISRUPTION FOLLOWING THE MERGER MAY BE GREATER THAN EXPECTED ; (IV) GOVERNMENTAL APPROVALS OF THE MERGER MAY NOT BE OBTAINED, OR ADVERSE REGULATORY CONDITIONS MAY BE IMPOSED IN CONNECTION WITH GOVERNMENTAL APPROVALS OF THE MERGER OR OTHERWISE ; (V) THE INTEREST RATE ENVIRONMENT MAY FURTHER COMPRESS MARGINS AND ADVERSELY AFFECT NET INTEREST INCOME ; (VI) THE RISKS ASSOCIATED WITH CONTINUED DIVERSIFICATION OF ASSETS AND ADVERSE CHANGES TO CREDIT QUALITY ; CHANGES IN LEGISLATION, REGULATIONS AND POLICIES ; AND THE EFFECT OF THE COVID - 19 PANDEMIC, INCLUDING ON THE CREDIT QUALITY AND BUSINESS OPERATIONS OF COLUMBIA AND RSI, AS WELL AS ITS IMPACT ON GENERAL ECONOMIC AND FINANCIAL MARKET CONDITIONS . ADDITIONAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD - LOOKING STATEMENTS ARE DISCUSSED IN COLUMBIA’S REPORTS (SUCH AS THE ANNUAL REPORT ON FORM 10 - K, QUARTERLY REPORTS ON FORM 10 - Q, AND CURRENT REPORTS ON FORM 8 - K) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND AVAILABLE AT THE SEC’S INTERNET WEBSITE (WWW . SEC . GOV) . ALL SUBSEQUENT WRITTEN AND ORAL FORWARD - LOOKING STATEMENTS CONCERNING THE PROPOSED TRANSACTION OR OTHER MATTERS ATTRIBUTABLE TO COLUMBIA AND RSI OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE . EXCEPT AS REQUIRED BY LAW, COLUMBIA AND RSI DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD - LOOKING STATEMENT TO REFLECT CIRCUMSTANCES OR EVENTS THAT OCCUR AFTER THE DATE THE FORWARD - LOOKING STATEMENT IS MADE . THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .

3 CLBK shares issued to CLBK’s MHC At Closing TRANSACTION OVERVIEW Assumed Valuation / Shares Issued Transaction Mechanics $129.0 mm To be based on independent appraisal ÷ $18.24 CLBK Stock Price (prior to close)* 7.07 mm Shares issued to Columbia Bank MHC RSI Bancorp, M.H.C. RSI Bancorp, Inc. RSI Bank Columbia Bank MHC Columbia Financial, Inc. Columbia Bank 100% Ownership * STOCK PRICE AS OF 11/30/21 • Merger of Mutuals • Columbia Financial, Inc. will issue shares to Columbia Bank MHC, its mutual holding company, as consideration • RSI Bancorp, M.H.C. will merge into Columbia Bank MHC and RSI Bancorp, Inc. will merge into Columbia Financial, Inc. • At closing, RSI Bank will merge into Columbia Bank • RSI Bank will establish a separate charitable foundation to support its local communities with funding not to exceed $5.0 million • RSI Bank depositors will obtain the same rights in Columbia Bank MHC ( subscription, voting and liquidation) as Columbia Bank depositors and will maintain their account opening date Freehold Bank 100% Ownership • On a pro forma basis (including RSI projected and Freehold actual), Columbia Financial shares outstanding will be 115,961,274 at September 30, 2021, with Columbia Bank MHC owning 77,002,578, or 66.4%

4 Transaction Accounts 35.8% MMDA + Savings 34.6% Retail Time (<$100K) 17.4% Jumbo Time (>$100K) 12.2% 1 - 4 Family 59.0% MultiFamily & CRE 35.3% Consumer 0.1% Commercial 4.9% Construction 0.6% SOURCE: S&P CAPITAL IQ PRO AS OF 9/30/21, UNLESS OTHERWISE NOTED OVERVIEW OF RSI BANK Company Overview Headquarters: Rahway, NJ Assets: $619.7 million Gross Loans: $363.1 million Total Deposits: $509.7 million Tang. Common Equity: $89.9 million TCE / TA: 14.51% LTM Net Income: $3.0 million LTM ROAA: 0.49% LTM ROAE: 3.40% LTM Efficiency Ratio (FTE): 73.96% NPAs / Assets (Excl. TDRs): 1.78% Branch Overview City Address Deposits Rahway 1500 Irving St, Rahway, NJ 07065 $334.2 million Colonia 426 Lake Ave, Colonia, NJ 07067 $68.1 million Rahway 2401 Saint Georges Ave, Rahway, NJ 07065 $65.9 million Woodbridge 408 Rahway Ave, Woodbridge, NJ 07095 $32.1 million Loan Mix Deposit Mix Financial data as of June 30, 2021 $363.1 million $509.7 million

EXPANDS FRANCHISE IN ATTRACTIVE MARKETS

Pro Forma Map



Delaware Water Gap N.R.A.
Newton
East Stroudsburg
Hopatcong
Hackettstown
Easton
Somerville
Plainfield
New Brunswick
East Brunswick
Clifton
East Orange
Newark
New York
Jersey City
Elizabeth
Yonkers
Hackensack
New Rochelle
White Plains
Port Chester
Stamford
Ossining
New City
Spring Valley
Hicksville
Levittown
Hempstead
East Windsor
Trenton
Warminster
Horsham
Levittown
Bensalem
Cheltenham
Philadelphia
Cherry Hill
Glassboro
Fort Dix Military Reservation
Wharton State Forest
Warren Grove Range
Stafford
Toms River
Barnegat Beach
United States Naval Reservation Earle Ammunition Depot

Deposit Market Share – Middlesex and Union Counties

2021 Rank	Institution	Branches	Deposits in Market ($000)	Market Share (%)
1	The PNC Financial Services Group, Inc.	33	16,872,556	20.46
2	Wells Fargo & Company	46	16,384,034	19.87
3	Bank of America Corporation	42	10,092,362	12.24
4	The Toronto-Dominion Bank	26	6,641,395	8.06
5	JPMorgan Chase & Co.	31	4,773,079	5.79
6	Provident Financial Services, Inc.	25	3,749,656	4.55
7	Citizens Financial Group, Inc.	26	3,098,094	3.76
8	Banco Santander, S.A.	25	2,714,055	3.29
9	Capital One Financial Corporation	4	2,289,674	2.78
	Pro Forma	**17**	**1,872,565**	**2.27**
10	Amboy Bancorporation	13	1,801,225	2.18
11	Union County Savings Bank	4	1,630,144	1.98
12	**Columbia Financial, Inc.**	**13**	**1,372,193**	**1.66**
13	Valley National Bancorp	13	1,127,282	1.37
14	Northfield Bancorp, Inc. (Staten Island, NY)	8	1,015,992	1.23
15	ConnectOne Bancorp, Inc.	5	883,388	1.07
16	The Bessemer Group, Incorporated	1	767,569	0.93
17	Magyar Bancorp, Inc.	5	665,288	0.81
18	New York Community Bancorp, Inc.	14	616,214	0.75
19	Lakeland Bancorp, Inc.	6	557,657	0.68
20	BCB Bancorp, Inc.	7	551,203	0.67
21	Spencer Savings Bank, Savings and Loan Association	4	510,979	0.62
22	**RSI Bancorp, MHC**	**4**	**500,372**	**0.61**
23	Unity Bancorp, Inc.	7	449,462	0.55
24	Kearny Financial Corp.	4	354,658	0.43
	Total for Institutions in Market	**410**	**82,448,081**	**100%**

Middlesex County Demographics	Current 2021	Projected 2026	% Change 2021 - 2026
Total Population	824,980	828,442	0.42
Median Age	39.6	40.8	3.03
Total Households	282,978	283,390	0.15
Average Household Income ($)	126,182	138,615	9.85
Median Household Income ($)	95,004	103,555	9.00
Per Capita Income ($)	44,549	48,788	9.52

Union County Demographics	Current 2021	Projected 2026	% Change 2021 - 2026
Total Population	558,241	564,860	1.19
Median Age	39.3	40.3	2.54
Total Households	193,619	193,619	0.91
Average Household Income ($)	129,237	145,518	12.60
Median Household Income ($)	90,213	101,282	12.27
Per Capita Income ($)	45,316	50,852	12.22

SOURCE: S&P CAPITAL IQ PRO; DEPOSIT DATA AS OF 9/30/21 AND IS PRO FORMA FOR PENDING TRANSACTIONS

5

Columbia Financial, Inc.

6 * BASED ON VALUATION EQUAL TO FCTBV OF 100% ASSUMING 14% IN CONV ERSION RELATED EXPENSES TRANSACTION ASSUMPTIONS & PROJECTIONS • Closing Q2 of 2022 • 7.07 million shares issued to Columbia Bank MHC • $9.6 million in pre - tax deal expenses paid at closing • $4.3 million in pre - tax expenses in 2023 associated with crossing $10 billion in assets (one year earlier than standalone) • $1.1 million pre - tax PCD credit mark • $2.8 million pre - tax Non - PCD credit mark • $3.8 million pre - tax Non - PCD CECL reserve • $4.5 million fixed asset revaluation • $5.0 million expensed at close to fund charitable foundation • Remaining balance sheet items marked to fair value estimates • 0.50% core deposit intangible (CDI) • Cost saves equal to 30% of RSI’s noninterest expense TRANSACTION RATIONALE • 5.6% accretive to Fully Converted Tangible Book Value* (“FCTBV”) • 4.1% dilutive to 2023 EPS and 1.1% dilutive to 2024 EPS due to shares issued to MHC and expense related to crossing $10 billion in assets in 2023 • Accretive to net income by $2.5 million in 2023 and $6.1 million in 2024 Financial Assumptions Projected Results We believe the transaction will: • Provide another unique opportunity to use our MHC structure • No consideration paid to a third party • All shares are issued to Columbia’s MHC • Accretive to FCTBV • Adds attractive markets, customers, talent and insurance product line • Result in meaningful and achievable cost savings and the potential for revenue synergies

7 APPENDIX: MARK TO MARKET ADJUSTMENTS

8 MARK TO MARKET & GOODWILL ANALYSIS NOTE: ASSUMES A CLOSING BALANCE SHEET AT 9/30/21 WITH AN ASSUMED TAX RATE OF 25% Pro Forma Equity In $000s unless otherwise noted RSI Preliminary Valuation $129,000 RSI Total Equity $90,338 Foundation Contribution, Net of Tax ($3,750) RSI Total Equity After Foundation Contribution $86,588 RSI Transaction Expenses, Net of Tax (5,763) Mark-to-Market Adjustments, Net of Tax (42) RSI Adjusted Total Equity $80,783 Goodwill $48,217 Value of Shares Issued $129,000 Columbia Transaction Expenses, Net of Tax (1,623) Non-PCD CECL Reserve, Net of Tax (2,841) Impact on Columbia's Total Equity $124,536 Goodwill (48,217) Core Deposit Intangible (1,788) Impact on Columbia's Tangible Common Equity $74,532 Mark-to-Market Adjustments Fair Value Deferred Tax Pre-Tax Year 1 Mark to Market Adjustments Adjustment Asset / (Liab.) Goodwill Amortization Securities Mark $1,314 ($329) ($986) ($219) AFS Securities Mark 47 0 0 (8) Non-PCD Credit Mark (2,781) 695 2,086 477 PCD Credit Mark (1,113) 278 835 0 Elimination of Target's ALLL 5,376 (1,344) (4,032) 0 Fixed Asset Revaluation (4,515) 1,129 3,386 151 Core Deposit Intangible 1,788 (447) (1,341) (163) Time Deposit Mark (75) 19 56 38 Borrowings Mark (50) 13 38 25 Total ($9) $14 $42 $300